GUARANTY OF LEASE

IN CONSIDERATION OF the sum of US $10.00 paid by LESSOR to the undersigned, and as an inducement to the execution of the Lease Agreement by LESSOR, the undersigned (the "**Guarantor**"), intending to be legally bound hereby (and hereby acknowledging that it has a material economic or other interest in LESSEE and/or the operations of LESSEE and shall therefore derive substantial benefit from LESSOR's and LESSEE's entry into the Lease Agreement), absolutely and unconditionally guarantees to LESSOR and its successors and assigns the prompt, complete, and full and punctual payment of the Guaranteed Obligations (as defined below) in connection with that certain Lease Agreement (such lease, as amended, being herein referred to as the "**Lease**"), dated September 30th, 2021, between Agila South Inc., as Lessor ("**LESSOR**"), and Vector Services Philippines, Ltd., as Lessee ("**LESSEE**"), covering certain premises located at certain portions of the inland and coastal areas of Mt. Redondo located at Subic Bay Freeport, Philippines, and all renewals, amendments, expansions, and modifications of the Lease. All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Lease.

Guarantor agrees that this Guaranty shall be binding upon Guarantor without any further notice of acceptance hereof, and that same shall be deemed to have been accepted by the execution of the Lease; and that immediately upon each and every failure by LESSEE under the Lease with respect to the timely payment of a Guaranteed Obligation, Guarantor shall pay to LESSOR the sum or sums of such Guaranteed Obligations.

The obligation of the Guarantor is primary and independent of LESSEE's obligations under the Lease and may be enforced directly against the Guarantor independently of and without proceeding against the LESSEE or exhausting or pursuing any remedy against LESSEE or any other person or entity. Guarantor acknowledges and agrees that this Guaranty is, and is intended to be, an instrument for the payment of money only, as such phrase is used in § 3213 of the New York Civil Practice Law and Rules, and Guarantor has been fully advised by its counsel of LESSOR's rights and remedies pursuant to said § 3213. Without limiting the generality of the foregoing, Guarantor has been advised of Guarantor's rights under the laws of the State of New York to require LESSOR to proceed against the primary obligor under the Lease (*i.e.*, LESSEE) to realize upon LESSOR's security and to take (or refrain from taking) other actions in pursuing LESSOR's rights and remedies, and Guarantor specifically waives all of Guarantor's rights under said provisions of New York law and under all other applicable statutory provisions which are or may be in conflict with the rights, remedies and privileges granted or otherwise afforded to LESSOR pursuant to this Guaranty (whether or not this Guaranty is governed by and construed in accordance with the laws of the Republic of the Philippines).

As used herein "**Guaranteed Obligations**" means the payment when due of all Annual Rent and all Additional Rent, except that to the extent that the failure to pay Annual Rent or Additional Rent is due to LESSEE failing to pay the same because (i) LESSEE submitted a pay request to the United States Government therefor under LOGCAP V and the

United States Government did not pay such amounts to LESSEE, and (ii) such failure to pay is not due in whole or in part to either (x) an offset, suspension or termination of payments, on account LESSEE's or its Affiliate's noncompliance, actions or omissions in connection with the Lease or an unrelated agreement between such parties or their Affiliates, or (y) any alleged fraud, willful misconduct, material breach or similar bad acts by LESSEE or its Affiliate, then the same would be excluded from Guaranteed Obligations. For avoidance of doubt, compliance by Lessee with the provisions of Article X, Section 2(b)(ii) or Article X, Section 2(b)(iii) of the Lease shall not be a Guaranteed Obligation.

This instrument may not be changed, modified, discharged, or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and the LESSOR.

The obligations of Guarantor under this Guaranty shall not be released or otherwise affected by reason of any sublease, assignment, or other transfer of the LESSEE's interest under the Lease, whether or not LESSOR consents to such sublease, assignment, or other transfer, unless the primary obligations are assigned in full to the United States Government.

Any act of LESSOR, or the successors or as signs of LESSOR, consisting of a waiver of any of the terms or conditions of said Lease, or the giving of any consent to any matter or thing relating to said Lease, or the granting of any indulgences or extensions of time to LESSEE, may be done without notice to Guarantor and without releasing or modifying the obligations of Guarantor hereunder.

Guarantor waives any defense or right arising by reason of any disability or lack of authority or power of LESSEE and shall remain liable hereunder if LESSEE or any other party shall not be liable under the Lease for any of such reasons.

Until all the covenants and conditions in said Lease on LESSEE's part to be performed and observed are fully performed and observed, Guarantor (i) shall have no right of subrogation against LESSEE by reason of any payments or acts of performance by the Guarantor in satisfaction of the obligations of the Guarantor hereunder; (ii) waives any right to enforce any remedy which Guarantor now or hereafter shall have against LESSEE by reason of any one or more payments or acts of performance in satisfaction of the obligations of Guarantor hereunder; and (iii) subordinates any liability or indebtedness of LESSEE now or hereafter held by Guarantor to the obligations of LESSEE to the LESSOR under said Lease.

The liability of Guarantor hereunder shall not be diminished, released or otherwise affected or impaired in any respect by (i) any insolvency, bankruptcy, reorganization, receivership, or other debtor relief proceeding involving LESSOR (collectively "proceeding for relief"); (ii) the impairment, limitation, or modification of the liability of LESSEE or the estate of the LESSEE in any proceeding for relief, or the impairment, limitation, or modification of any remedy for the enforcement of LESSEE's liability under the Lease, resulting from the operation of any law relating to bankruptcy, insolvency, or similar proceedings or other laws, or from the decision in any court; (iii) the rejection or

disaffirmance of the Lease in any proceeding for relief; or (iv) the cessation or limitation from any cause whatsoever of any liability of LESSEE.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment by LESSEE to LESSOR under the Lease is avoided, rescinded or must otherwise be returned by LESSOR upon the insolvency, bankruptcy, reorganization, receivership, or other proceeding for relief involving LESSEE, all as though such payment had not been made.

This Guaranty is executed and delivered for the benefit of LESSOR and its successors and assigns, and is and shall be binding upon Guarantor and its successors and assigns, but Guarantor shall not assign, transfer, encumber or hypothecate, directly or indirectly, all or any of its interest in the Guaranty without the consent of LESSOR, in its sole discretion; provided, however, that LESSOR will not unreasonably withhold its consent if the assignee guarantor meets the Guarantor Conditions.

GUARANTOR AND LESSOR WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LESSOR AND GUARANTOR ARISING OUT OF THIS GUARANTY OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH OR ANY TRANSACTION RELATED TO THIS GUARANTY.

Guarantor agrees to pay all costs and expenses, including reasonable attorneys' fees, incurred by LESSOR in successfully enforcing the terms of this Guaranty. Any disputes under this Guaranty shall be resolved in accordance with the procedures set forth in Article XVI of the Lease.

This Guaranty shall be governed by and construed in accordance with the internal laws of the State of New York (without regard to principles of choice of laws or conflict of laws other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York). For the purpose solely of litigating any dispute under this Guaranty, the undersigned submits to dispute resolution provisions set forth in the Lease.

For the purpose of this Guaranty only, so long as LESSOR has not received a LOGCAP V Termination Event Notice in accordance with the Lease, a LOGCAP V Termination Event will be deemed not to have occurred.

WITNESS THE EXECUTION hereof as of this 30th day of September, 2021.

GUARANTOR:

VECTRUS SYSTEMS CORPORATION

By:______________________________

Name: Kevin T. Boyle

[CORPORATE SEAL]


VECTRUS SYSTEMS CORPORATION
CORPORATE
SEAL
1945
DELAWARE